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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 13, 2001
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                     1-3157                     13-0872805
            Commission File Number    (IRS Employer Identification No.)



        400 Atlantic Street, Stamford, Connecticut       06921
         (Address of Principal Executive Offices)      (Zip Code)


                                  203-541-8000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            N/A

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            N/A

Item 3.     BANKRUPTCY OR RECEIVERSHIP.

            N/A

Item 4.     CHANGES IN REGISTRANT'S DIRECTORS.

            N/A

Item 5.     OTHER EVENTS.

            The Company issued a press release on June 13, 2001 announcing that it has commenced a private placement with institutional investors to raise proceeds of approximately $1 billion from the issuance of Zero Coupon Convertible Debentures due June 20, 2021. The initial purchasers will also have the option to purchase up to an additional $150 million, subject to an over-allotment option. The Debentures provide put options in years 3, 5, 10 and 15 and may not be redeemed prior to June 20, 2005. The Debentures will be convertible into the common stock of the Company only if (i) the closing price of the Company's common stock for at least 20 of the 30 trading days prior to conversion is more than a specified percentage, initially 120% and declining over the life of the Debentures to 110% of the accreted conversion price; (ii) the Company calls the Debentures for redemption, or (iii) the Company's credit ratings are downgraded by both Moody's and Standard & Poor's to below Baa3 and BBB-, respectively. The Company will use the proceeds of the offering to refinance commercial paper. The offering is scheduled to close on or about June 20, 2001.

The securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in United States absent registration or an applicable exemption from registration requirements.






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Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           N/A

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (99.1) Press release issued by International Paper dated
           June 13, 2001.

Item 8.    CHANGE IN FISCAL YEAR.

           N/A

Item 9.    REGULATION FD DISCLOSURE.

           N/A

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   INTERNATIONAL PAPER COMPANY
                                                    ---------------------------
                                                          (Registrant)


Dated:  June 14, 2001                              By /s/ Carol M. Samalin
                                                      --------------------
Stamford, Connecticut                                 Carol M. Samalin
                                                      Assistant Secretary




                        STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as........................'sm'